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                                                                   Exhibit 10.29

                                 FIFTH AMENDMENT

          FIFTH AMENDMENT, dated as of November 13, 2001 (this "FIFTH AMENDMENT"), to the Credit Agreement, dated as of June 6, 1997 (as amended by the First Amendment dated as of November 5, 1997, the Second Amendment dated as of December 10, 1997, the Third Amendment dated as of July 28, 1999, and the Fourth Amendment dated as of September 4, 2001, and as modified by the Waiver dated as of December 4, 1997, and as may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among MADISON SQUARE GARDEN, L.P., a Delaware limited partnership (the "BORROWER"), the several banks and other financial institutions from time to time parties to this Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT"), TORONTO DOMINION (NEW YORK), INC., as documentation agent for the Lenders hereunder and THE BANK OF NOVA SCOTIA, as syndication agent for the Lenders hereunder.

                               W I T N E S S E T H

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

          WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINED TERMS As used herein, terms defined in this Fifth Amendment or in the Credit Agreement are used herein as so defined.

          2. AMENDMENT TO SUBSECTION 1.1 Subsection 1.1 of the Credit Agreement is hereby amended by adding the following proviso at the end of the definition of "Consolidated EBITDA" contained therein:

               "; PROVIDED that for purposes of calculating Consolidated EBITDA in respect of subsections 7.1(a) and 7.1(b) (and not in respect of the Pricing Grid) for the Test Periods ending September 30, 2001, December 31, 2001, March 30, 2002 and June 30, 2002 the
               following items shall be excluded: (A) a payment in an amount not to exceed $37,100,000 in connection with the termination of the contract of Larry Johnson (a former member of the New York Knicks), (B) a payment in an amount not to exceed $11,800,000 in connection with the termination of the contract of Luc Longley (a former member of the New York Knicks) and (C) a

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               payment in the amount of approximately $27,000,000 from the New
               York YankeeNets in settlement of a broadcast rights dispute."

          3. EFFECTIVENESS The amendments provided for herein shall become effective on the date (the "EFFECTIVE Date") of satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts of this Fifth Amendment, duly executed and delivered by the Borrower and each of the other parties hereto; and

          (b) All limited partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fifth Amendment shall be satisfactory in form and substance to the Administrative Agent.

          4. REPRESENTATIONS AND WARRANTIES After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement; provided that each reference in such Section 4 to "this Agreement" shall be deemed to be a reference both to this Fifth Amendment and to the Credit Agreement as amended by this Fifth Amendment.

          5. CONTINUING EFFECT; NO OTHER AMENDMENTS Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein.

          6. NO DEFAULT No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Fifth Amendment.

          7. COUNTERPARTS This Fifth Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          8. GOVERNING LAW THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        MADISON SQUARE GARDEN, L.P.

                                        By: MSG EDEN CORPORATION,
                                              its General Partner

                                        By:
                                           -------------------------------------
                                           Title:

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender

                                        By:
                                           -------------------------------------
                                           Title:

                                        GENERAL ELECTRIC CAPITAL SERVICES

                                        By:
                                           -------------------------------------
                                           Title:

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                           Title:

                                        ROYAL BANK OF CANADA

                                        By:
                                           -------------------------------------
                                           Title:

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                                        BANKERS TRUST COMPANY

                                        By:
                                           -------------------------------------
                                           Title:

                                        BANK OF MONTREAL, CHICAGO BRANCH

                                        By:
                                           -------------------------------------
                                           Title:

                                        BANKBOSTON, N.A.

                                        By:
                                           -------------------------------------
                                           Title:

                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH

                                        By:
                                           -------------------------------------
                                           Title:

                                        THE BANK OF NOVA SCOTIA

                                        By:
                                           -------------------------------------
                                           Title:

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By:
                                           -------------------------------------
                                           Title:

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                                        SOCIETE GENERALE, NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                           Title:

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By:
                                           -------------------------------------
                                           Title:

                                        NATIONSBANK OF TEXAS, N.A.

                                        By:
                                           -------------------------------------
                                           Title:

                                        BARCLAYS BANK PLC

                                        By:
                                           -------------------------------------
                                           Title:

                                        FLEET BANK, N.A.

                                        By:
                                           -------------------------------------
                                           Title:

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                           -------------------------------------
                                           Title:

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                                        THE BANK OF NEW YORK

                                        By:
                                           -------------------------------------
                                           Title:

                                        BANQUE PARIBAS

                                        By:
                                           -------------------------------------
                                           Title:

                                        By:
                                           -------------------------------------
                                           Title:

                                        TORONTO DOMINION (NEW YORK), INC.

                                        By:
                                           -------------------------------------
                                           Title:

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                           -------------------------------------
                                           Title:

                                        FIRST UNION NATIONAL BANK

                                        By:
                                           -------------------------------------
                                           Title:

                                        NATEXIS BANQUES POPULAIRES

                                        By:
                                           -------------------------------------
                                           Title: